UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 21, 2018

Tesla, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34756	91-2197729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 681-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed, on January 21, 2018, Tesla, Inc. (“Tesla”) granted Elon Musk, Tesla’s Chief Executive Officer, a performance-based stock option award (the “CEO Performance Award”). The CEO Performance Award was approved by Tesla’s stockholders on March 21, 2018 as described below in Item 5.07 of this Current Report on Form 8-K.

The material terms of the CEO Performance Award were previously summarized in the table in the section titled “CEO Performance Award Proposal—Summary of the CEO Performance Award—Overview” in Tesla’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 8, 2018. Such table is hereby incorporated by reference into this Current Report on Form 8-K and is filed as Exhibit 99.1 hereto.

Item 5.07Submission of Matters to a Vote of Security Holders.

On March 21, 2018, Tesla held a special meeting of stockholders (the “Special Meeting”) at which a quorum was present and Tesla’s stockholders approved the CEO Performance Award. Approval of the CEO Performance Award required the affirmative vote of each of:

•	The majority of the total votes of shares of Tesla common stock cast in person or by proxy at the Special Meeting, pursuant to the NASDAQ Stock Market Rules (the “NASDAQ Standard”);
•

The majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal, pursuant to Tesla’s amended and restated bylaws (the “Bylaws Standard”); and

•

The majority of the total votes of shares of Tesla common stock not owned, directly or indirectly, by Elon Musk or Kimbal Musk cast in person or by proxy at the Special Meeting, pursuant to the resolutions of the Board of Directors of Tesla (the “Disinterested Standard”).

The results of the stockholder vote are reported below:

(1)	Pursuant to the NASDAQ Standard, the votes were as follows:
For	Against	Broker Non-Votes
96,795,092	23,407,632	0

Accordingly, the votes cast in favor of approving the CEO Performance Award constituted approximately 81% of all votes cast in person or by proxy at the Special Meeting.

(2)	Pursuant to the Bylaws Standard, the votes were as follows:
For	Against	Abstained	Broker Non-Votes
96,795,092	23,407,632	173,167	0

Accordingly, the votes cast in favor of approving the CEO Performance Award constituted approximately 80% of all votes present in person or represented by proxy at the Special Meeting and entitled to vote.

(3)	Pursuant to the Disinterested Standard, the votes were as follows:
For	Against	Broker Non-Votes
63,014,339	23,407,632	0

Accordingly, the votes cast in favor of approving the CEO Performance Award constituted approximately 73% of all votes cast in person or by proxy at the Special Meeting, excluding votes of shares owned, directly or indirectly, by Messrs. Elon and Kimbal Musk.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Excerpt from Proxy Statement on Schedule 14A dated February 8, 2018 of Tesla, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Todd A. Maron
Todd A. Maron General Counsel

Date: March 21, 2018